                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                Glenn D. Lammey
                               Gregory McGreevey
                             Ernest M. McNeill, Jr.
                                John C. Walters

do hereby jointly and severally authorize Richard J. Wirth, Sarah M. Patterson, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life and Annuity Insurance Company and do hereby jointly and severally ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Glenn D. Lammey                                   Dated as of July 1, 2009
       ----------------------------------------------------
       Glenn D. Lammey
By:    /s/ Gregory McGreevey                                 Dated as of July 1, 2009
       ----------------------------------------------------
       Gregory McGreevey
By:    /s/ Ernest M. McNeill, Jr.                            Dated as of July 1, 2009
       ----------------------------------------------------
       Ernest M. McNeill, Jr.
By:    /s/ John C. Walters                                   Dated as of July 1, 2009
       ----------------------------------------------------
       John C. Walters

                                   APPENDIX A

Hartford Life and Annuity Insurance Company Power of Attorney
Dated as of July 1, 2009
Filed on Form N-4
File Numbers:

333-101924                                        333-148562
333-101926                                        333-148565
333-101928                                        333-148566
333-101930                                        333-159547
333-101933                                        333-19607
333-101935                                        333-34998
333-101936                                        333-39608
333-101939                                        333-39620
333-101941                                        333-40410
333-101943                                        333-45303
333-101945                                        333-50465
333-101947                                        333-52707
333-101949                                        333-66345
333-101951                                        333-66935
333-101953                                        333-69429
333-101955                                        333-69487
333-102628                                        333-69491
333-104357                                        333-76419
333-105255                                        333-76423
333-105256                                        333-76425
333-105259                                        333-91921
333-105261                                        333-91931
333-105267                                        333-91933
333-105272                                        333-95781
333-119416                                        333-95785
333-119418                                        333-95789
333-119420                                        33-56790
333-119421                                        33-60702
333-119423                                        33-73568
333-136545                                        33-73572
333-136548                                        33-80732
333-148555                                        33-83660
333-148561